EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Form 10-SB/A Registration Statement of Snocone Systems Inc. of our report dated January 11, 2002, relating to the audited financial statements of Snocone Systems Inc. which appear in such Form 10-SB.



                                    /s/  MORGAN  &  COMPANY
                           ------------------------------------------
                            MORGAN  &  COMPANY
                            CHARTERED  ACCOUNTANTS


Vancouver,  Canada
March  7,  2002